UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07866
                                   ----------

                  TEMPLETON EMERGING MARKETS INCOME FUND
                 ---------------------------------------------
              (Exact name of registrant as specified in charter)


              500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/06
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS



                               [GRAPHIC OMITTED]

                                                               FEBRUARY 28, 2006
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                     SEMIANNUAL REPORT                    |       INCOME
--------------------------------------------------------------------------------

                           TEMPLETON EMERGING MARKETS
                                   INCOME FUND

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                                   [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INVESTMENTS

                    Franklin  o  TEMPLETON  o  Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SEMIANNUAL REPORT

Templeton Emerging Markets Income Fund ....................................    1

Performance Summary .......................................................    7

Important Notice to Shareholders ..........................................    8

Financial Highlights and Statement of Investments .........................    9

Financial Statements ......................................................   14

Notes to Financial Statements .............................................   17

Annual Meeting of Shareholders ............................................   25

Dividend Reinvestment and Cash Purchase Plan ..............................   26

Shareholder Information ...................................................   29

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Semiannual Report

Templeton Emerging Markets Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Emerging Markets Income Fund seeks high, current income, with a secondary goal of capital appreciation, by investing, under normal market conditions, at least 80% of its total net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in emerging market countries.

--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN*
Based on Total Net Assets as of 2/28/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Latin America ........................................................     46.0%
Asia .................................................................     25.5%
Europe ...............................................................     18.9%
Middle East & Africa .................................................      0.4%
Short-Term Investments & Other Net Assets ............................      9.2%

* The Geographic Breakdown is a snapshot of the Fund on 2/28/06 and may not reflect ongoing repositioning or reinvestment of cash in the Fund.

Dear Shareholder:

We are pleased to bring you Templeton Emerging Markets Income Fund's semiannual report for the period ended February 28, 2006.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Emerging Markets Income Fund posted cumulative total returns of +9.00% based on market price and +9.96% based on net asset value. The Fund outperformed the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, which posted a +7.17% cumulative total return in U.S. dollar terms for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary on page 7.

1. Source: J.P. Morgan. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Local bond market returns are from country subindexes of the JPM EMBI Global. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


                                                           Semiannual Report | 1

--------------------------------------------------------------------------------
WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------
A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------
Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.
--------------------------------------------------------------------------------

ECONOMIC AND MARKET OVERVIEW

The U.S. economy experienced solid growth during the six months under review and remained notably resilient despite higher energy prices. In fourth quarter 2005, the economy expanded 3.2% compared with the same quarter in 2004. Continued productivity growth and job creation increased capital and labor utilization and, in addition to higher global commodity prices, exerted some inflationary pressures in the U.S. As a result, the Federal Reserve Board (Fed) increased the federal funds target rate 100 basis points (100 basis points equal one percentage point) to 4.50% by period-end. Consistent with strong economic growth and solid consumption trends, U.S. imports exceeded exports, driving the U.S. trade balance to a $68.5 billion monthly deficit level by January 2006. 2 While higher oil prices negatively impacted the deficit, the underlying trade balance (not including oil) deteriorated, largely due to the widening trade deficit with the Pacific Rim region. Furthermore, the U.S. current account deficit widened to 7.0% of gross domestic product (GDP) in fourth quarter 2005 versus 6.4% in the second quarter. 2

Although both the U.S. and Asia experienced strong growth in the second half of 2005, the large and growing current account deficit in the U.S. contrasted with that of Asia, which has generally run significant surpluses. Characteristic of the imbalance, investment-to-savings ratios showed a trend of lower savings rates in the U.S., particularly among households and the government, as opposed to higher savings and underinvestment in Asia. In 2005, robust export performance and a competitive labor market led to better job and income growth, which supported renewed consumption growth in many Asian countries. However, investment growth failed to fully recover. Balance of payment conditions supporting reserve accumulation remained intact in Asia over the six-month period. This was most notable in China where foreign exchange reserves reached $819 billion in December 2005. 3 Overall, aggregate demand among Asian economies, such as in China, Singapore, Japan and South Korea, continued to accelerate in fourth quarter 2005.

2. Source: U.S. Bureau of Economic Analysis.

3. Source: National Bureau of Statistics, China.


2 | Semiannual Report

Economic activity in the 12-country euro zone accelerated in the second half of 2005. However, growth was still more moderate in Europe than in the U.S. or Asia. Euro-zone GDP growth in the fourth quarter rose 1.7% compared with a year earlier. 4 Although underlying inflationary pressures remained well contained, higher energy prices and liquidity conditions prompted the European Central Bank to increase interest rates 25 basis points to 2.25% after being on hold for 29 months.

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency rates and credit risk.

MANAGER'S DISCUSSION

U.S. dollar-denominated emerging bond markets generated strong positive performance in the six-month period, despite the rise in U.S. Treasury yields. For example, 10-year U.S. Treasury yields rose 53 basis points to 4.55% over the period. The JPM EMBI Global, composed of U.S. dollar-denominated emerging market sovereign debt, returned +7.17% for the period. 1 Sovereign interest rate spreads narrowed from 281 basis points greater than the U.S. Treasury market at the beginning of the reporting period to 187 basis points at period-end. Regionally, Latin American sovereign debt returned +9.45%, Asian +6.42%, and central and eastern European +3.05%. 1 Euro-denominated markets also rose during the six-month period, with +1.17% return in euro terms as measured by the JPM Euro EMBI Global. 5 In addition to holding selective U.S. dollar and euro-denominated sovereign debt, the Fund remained diversified with holdings in local currency debt, given potential risk to U.S. dollar-denominated sovereign yields from rising interest rates in the U.S., as well as currency risk to the U.S. dollar stemming from weak balance of payment conditions. Overall, the Fund's local bond strategy produced mixed results for the reporting period.

4. Source: Eurostat.

5. Source: J.P. Morgan. The JPM Euro EMBI Global tracks total returns for euro-denominated, straight fixed coupon instruments issued by emerging market sovereign and quasi-sovereign entities.

TOP 10 COUNTRIES
2/28/06

--------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                                    NET ASSETS
--------------------------------------------------------------------------------
Brazil                                                                   17.9%
--------------------------------------------------------------------------------
Indonesia                                                                14.0%
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Argentina                                                                10.2%
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Russia                                                                    9.0%
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Venezuela                                                                 8.5%
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Peru                                                                      4.7%
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Philippines                                                               4.6%
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South Korea                                                               4.6%
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Poland                                                                    4.5%
--------------------------------------------------------------------------------
Ukraine                                                                   3.7%
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                                                           Semiannual Report | 3

LATIN AMERICA

Among the Fund's U.S. dollar- or euro-denominated holdings in Latin America, Venezuela returned +14.83% and contributed positively to the Fund's performance relative to the JPM EMBI Global. 1 As part of our strategy to reduce the portfolio's overall U.S. dollar exposure, we took profits and trimmed allocation to Venezuela given strong performance over the past year and more expensive valuations. However, credit fundamentals remained intact considering high oil prices and a massive current account surplus, around 15% of GDP. 6 Argentina was also a significant contributor to relative performance as its bond market returned +27.85% during the six-month period. 1 The government announced intentions to pay back $9.5 billion in debt to the International Monetary Fund
(IMF), which lowered the country's international reserve levels. 6 However, part of the impact was offset by continued strength in the trade surplus. Brazil returned +14.26%, which outperformed the JPM EMBI Global. 1 External credit conditions improved further as Brazil's trade surplus widened over fourth quarter 2005 and Brazil repaid $15.5 billion to the IMF. 7 Additionally, slowing domestic demand put pressure on the central bank to reduce interest rates, although they remained high at 17.25%. 7 During the reporting period, we increased our weighting to Brazil. Although it represents the Fund's largest country position, it remained underweighted compared to the JPM EMBI Global and thus detracted from relative performance. 1 During the period, we diversified our Latin American local currency exposure with investments in the Brazilian real, which appreciated 10.77% against the U.S. dollar. 8

EASTERN EUROPE

In Russia, a major oil exporter, strong fiscal revenues driven by high oil prices pushed the fiscal surplus to over 7% of GDP for 2005 and bolstered the oil stabilization fund to $55.7 billion in February 2006 from just under $19 billion at the end of 2004. 9 Despite prospects of further significant debt repayments to the Paris Club (an organization of international creditors that provides debt relief to countries in need) on top of the $15 billion repaid in 2005, Russian debt returned only +1.17% for the period. 1,9 Although Russia was among the Fund's larger country positions, we were relatively underweighted (due to our assessment of valuations), which benefited relative

6. Source: International Monetary Fund.

7. Source: Banco Central de Brasil.

8. Source: Compustat.

9. Source: Bank of Russia.


4 | Semiannual Report
performance. Among local currency holdings, the Polish bond market rose +7.07% in U.S. dollar terms in the JPM Global Government Bond Index (GGBI), nearly in line with the JPM EMBI Global. 1,10 The Fund held relatively longer duration positions in Poland given low inflation and a downward trend in interest rates. The National Bank of Poland reduced interest rates 75 basis points during the period to 4.25%. Although Poland's economic growth began to moderately accelerate and was above the euro zone's, further currency appreciation, excess capacity and structural changes pushed inflation below the central bank's inflation target. For example, consumer price inflation fell from 4.4% at the end of 2004 to 0.7% in January 2006. 11 Furthermore, solid fiscal performance remained supportive of currency fundamentals, as the 2005 budget deficit was nearly 20% below the planned deficit level and the trade deficit improved. 12

ASIA

Indonesia was among top performing local debt markets during the period, and contributed positively to the Fund's performance, with +35.83% return in U.S. dollar terms, as measured by the HSBC Asian Local Bond Index (ALBI). 13 The Indonesian market responded favorably to the government's decision to increase administered fuel prices to alleviate budget pressures due to fuel subsidies, and to the central bank's quick and decisive actions that significantly raised rates. South Korea's local bond market slightly outperformed the JPM EMBI Global, returning +7.29% in U.S. dollar terms in the HSBC ALBI, supported by the South Korean won's 7.16% appreciation against the U.S. dollar. 1,8,13 With signs of strengthening domestic demand in Asia, South Korean private consumption accelerated in fourth quarter 2005 to 4.6% from 0.6% a year earlier, which was preceded by greater consumer confidence and higher property prices earlier in the year. 14 Correspondingly, the central bank increased interest rates 75 basis points over the period to 4.00%. The Philippines was among top performing U.S. dollar-denominated bond markets in the JPM EMBI Global over the six-month period, returning +12.66%. 1 However, the Fund's small, underweighted position detracted from relative performance. Progress on key fiscal reforms, including the Expanded Value-Added Tax (EVAT), benefited this market's performance through expectations of better tax revenue collections and stabilization of government debt levels.

10. Source: J.P. Morgan. The JPM GGBI tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

11. Source: National Bank of Poland.

12. Source: Ministry of Finance (Poland).

13. Source: HSBC. The HSBC ALBI tracks total return performance of a bond portfolio, which consists of local currency-denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country subindexes of the HSBC ALBI.

14. Source: Bank of Korea (South Korea).


                                                           Semiannual Report | 5

Thank you for your continued participation in Templeton Emerging Markets Income Fund. We look forward to serving your future investment needs.

Sincerely,


                  /s/ Alex C. Calvo
[PHOTO OMITTED]
                  Alex C. Calvo


                  /s/ Michael Hasenstab
[PHOTO OMITTED]
                  Michael Hasenstab, Ph. D.

                  Portfolio Managers
                  Templeton Emerging Markets Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

Performance Summary as of 2/28/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
SYMBOL: TEI                                              CHANGE         2/28/06         8/31/05
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$0.83          $14.58          $13.75
--------------------------------------------------------------------------------------------------
Market Price (NYSE)                                      +$0.69          $14.01          $13.32
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
--------------------------------------------------------------------------------------------------
Dividend Income                           $0.4700
--------------------------------------------------------------------------------------------------

PERFORMANCE

--------------------------------------------------------------------------------------------------
                                          6-MONTH        1-YEAR          5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1
--------------------------------------------------------------------------------------------------
   Based on change in NAV                 +9.96%         +9.90%         +93.51%        +224.12%
--------------------------------------------------------------------------------------------------
   Based on change in market price        +9.00%         +5.02%        +107.55%        +220.27%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 1
--------------------------------------------------------------------------------------------------
   Based on change in NAV                 +9.96%         +9.90%         +14.12%         +12.48%
--------------------------------------------------------------------------------------------------
   Based on change in market price        +9.00%         +5.02%         +15.73%         +12.35%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.


                                                           Semiannual Report | 7

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


8 | Semiannual Report

Templeton Emerging Markets Income Fund

FINANCIAL HIGHLIGHTS

                                                  ---------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                  FEBRUARY 28, 2006                      YEAR ENDED AUGUST 31,
                                                     (UNAUDITED)         2005          2004          2003        2002          2001
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............ $   13.75         $   13.23     $   12.53     $   11.11   $   11.48     $   12.43
                                                  ---------------------------------------------------------------------------------

Income from investment operations:

 Net investment income a  .......................      0.44              0.82          0.84          0.93        1.16 f        1.26

 Net realized and unrealized gains (losses) .....      0.86              0.70          0.86          1.61       (0.27) f      (0.93)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ................      1.30              1.52          1.70          2.54        0.89          0.33
                                                  ---------------------------------------------------------------------------------
Capital share repurchases .......................        --                --            --            --          --          0.01
                                                  ---------------------------------------------------------------------------------
Less distributions from net investment income ...     (0.47)            (1.00)        (1.00)        (1.12)      (1.26)        (1.29)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period .................. $   14.58         $   13.75     $   13.23     $   12.53   $   11.11     $   11.48
                                                  =================================================================================
Market value, end of period b ................... $   14.01         $   13.32     $   12.82     $   12.43   $   11.00     $   10.93
                                                  =================================================================================


Total return (based on market value per share) c       9.00%            11.74%        11.48%        24.44%      12.38%        15.53%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............... $ 690,332         $ 650,806     $ 624,112     $ 591,029   $ 522,210     $ 539,423

Ratios to average net assets:

 Expenses .......................................      1.20% d,e         1.21% e       1.24% e       1.17%       1.15%        1.18%

 Net investment income ..........................      6.38% d           5.97%         6.46%         7.78%       9.99% f      10.77%

Portfolio turnover rate .........................      5.10%            53.16%        68.25%       142.71%      95.94%       138.63%

a Based on average daily shares outstanding.

b Based on the last sale on the New York Stock Exchange.

c Total return is not annualized for periods less than one year.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

Net investment income per share......................................   $(0.03)
Net realized and unrealized gains/(losses) per share.................     0.03
Ratio of net investment income to average net assets.................    (0.29)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                      Semiannual Report | See notes to financial statements. | 9

Templeton Emerging Markets Income Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL AMOUNT g        VALUE
--------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 90.8%
      ARGENTINA 10.2%
  a,b Government of Argentina, FRN, 4.889%, 8/03/12 ..................                 85,545,000       $ 70,296,795
                                                                                                        ------------

      BOSNIA AND HERZEGOVINA 1.7%
    b Government of Bosnia & Herzegovina, FRN, 3.50%, 12/11/17 .......                 11,250,436 EUR     11,736,665
                                                                                                        ------------

      BRAZIL 17.9%
      Government of Brazil,
        7.875%, 3/07/15 ..............................................                  1,275,000          1,429,275
        12.50%, 1/05/16 ..............................................                 15,000,000 BRL      7,311,043
        8.00%, 1/15/18 ...............................................                 57,365,000         64,248,800
      b FRN, 10.271%, 6/29/09 ........................................                  2,900,000          3,403,875
      b FRN, 5.25%, 4/15/12 ..........................................                 39,639,261         39,651,748
      b FRN, RG, 5.25%, 4/15/12 ......................................                  7,605,140          7,624,153
                                                                                                        ------------
                                                                                                         123,668,894
                                                                                                        ------------

      COLOMBIA 3.5%
      Government of Colombia,
        10.50%, 7/09/10 ..............................................                  1,528,000          1,824,432
        10.75%, 1/15/13 ..............................................                 12,450,000         15,953,430
        11.75%, 2/25/20 ..............................................                  4,255,000          6,349,524
                                                                                                        ------------
                                                                                                          24,127,386
                                                                                                        ------------

      INDONESIA 14.0%
      Government of Indonesia,
        10.00%, 10/15/11 .............................................              1,690,000,000 IDR        168,713
        11.00%, 12/15/12 .............................................              3,650,000,000 IDR        376,130
        11.00%, 10/15/14 .............................................            120,832,000,000 IDR     12,056,883
        9.50%, 6/15/15 ...............................................              9,450,000,000 IDR        856,752
        10.75%, 5/15/16 ..............................................             26,870,000,000 IDR      2,622,740
        10.00%, 7/15/17 ..............................................             18,800,000,000 IDR      1,708,533
        11.00%, 11/15/20 .............................................            129,550,000,000 IDR     12,511,783
      c Reg S, 7.50%, 1/15/16 ........................................                  3,300,000          3,465,000
      Indonesia Recapital Bonds,
        14.00%, 6/15/09 ..............................................             34,600,000,000 IDR      3,962,278
        13.15%, 3/15/10 ..............................................             11,830,000,000 IDR      1,326,506
        15.425%, 9/15/10 .............................................              2,800,000,000 IDR        339,247
        14.25%, 6/15/13 ..............................................            234,282,000,000 IDR     28,232,598
        14.275%, 12/15/13 ............................................            166,215,000,000 IDR     20,044,449
d,e,f PT Indah Kiat Finance Mauritius Ltd.,
      b FRN, 4.19%, 4/29/15 ..........................................                  3,155,909          1,171,789
      b FRN, 4.19%, 4/29/18 ..........................................                  8,284,051          3,075,868
        zero cpn., 4/29/25 ...........................................                  5,370,423          1,994,038
d,e,f Tjiwi Kimia Finance Mauritius, secured note, 144A,
      b FRN, 4.19%, 4/29/15 ..........................................                  1,184,694            350,314
      b FRN, 4.19%, 4/29/18 ..........................................                  3,049,247            901,662
        zero cpn., 4/29/25 ...........................................                  3,927,195          1,161,272
                                                                                                        ------------
                                                                                                          96,326,555
                                                                                                        ------------


10 | Semiannual Report

Templeton Emerging Markets Income Fund

--------------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT g           VALUE
--------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MEXICO 0.2%
c Government of Mexico, Reg S, 7.50%, 3/08/10 ........................                  1,110,000 EUR   $  1,517,209
                                                                                                        ------------

  PANAMA 1.0%
  Government of Panama, 6.70%, 1/26/36 ...............................                  6,639,000          6,771,780
                                                                                                        ------------

  PERU 4.7%
  Government of Peru,
    9.875%, 2/06/15 ..................................................                  4,255,000          5,329,387
    9.91%, 5/05/15 ...................................................                 51,975,000 PEN     18,745,703
    7.84%, 8/12/20 ...................................................                    485,000 PEN        152,959
    Series 7, 8.60%, 8/12/17 .........................................                 24,910,000 PEN      8,340,805
                                                                                                        ------------
                                                                                                          32,568,854
                                                                                                        ------------

  PHILIPPINES 4.6%
  Government of the Philippines,
    9.00%, 2/15/13 ...................................................                 17,210,000         19,425,787
    8.875%, 3/17/15 ..................................................                  2,100,000          2,372,370
    10.625%, 3/16/25 .................................................                  2,500,000          3,240,625
    7.75%, 1/14/31 ...................................................                    500,000            502,500
  c Reg S, 9.125%, 2/22/10 ...........................................                    160,000 EUR        219,336
  c Reg S, 8.75%, 10/07/16 ...........................................                  5,450,000          6,076,750
                                                                                                        ------------
                                                                                                          31,837,368
                                                                                                        ------------

  POLAND 4.5%
  Government of Poland,

    8.50%, 11/12/06 ..................................................                 20,000,000 PLN      6,524,369
    8.50%, 5/12/07 ...................................................                 33,300,000 PLN     11,036,462
    6.00%, 5/24/09 ...................................................                 23,000,000 PLN      7,670,773
    6.25%, 10/24/15 ..................................................                 15,380,000 PLN      5,491,369
    5.75%, 9/23/22 ...................................................                  2,000,000 PLN        702,549
                                                                                                        ------------
                                                                                                          31,425,522
                                                                                                        ------------

  RUSSIA 9.0%
c Aries Vermogen, Reg S, 9.60%, 10/25/14 .............................                 24,000,000         30,955,200
c Government of Russia, Reg S,
    11.00%, 7/24/18 ..................................................                 12,670,000         18,838,947
    12.75%, 6/24/28 ..................................................                  6,566,000         12,130,685
                                                                                                        ------------
                                                                                                          61,924,832
                                                                                                        ------------

  SOUTH AFRICA 0.4%
  Government of South Africa, 5.25%, 5/16/13 .........................                  2,390,000 EUR      3,076,866
                                                                                                        ------------

  SOUTH KOREA 4.6%
  Government of Korea,
    6.90%, 1/16/07 ...................................................             10,000,000,000 KRW     10,505,911
    4.75%, 3/12/08 ...................................................             20,465,000,000 KRW     21,039,074
                                                                                                        ------------
                                                                                                          31,544,985
                                                                                                        ------------


                                                          Semiannual Report | 11

Templeton Emerging Markets Income Fund

--------------------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL AMOUNT g         VALUE
--------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  THAILAND 2.2%
    Bank of Thailand Bond, 3.25%, 5/19/07 ............................                 17,165,000 THB   $    436,081
  Government of Thailand,
    8.00%, 12/08/06 ..................................................                244,500,000 THB      6,444,772
    4.125%, 2/12/08 ..................................................                 98,000,000 THB      2,471,600
    8.50%, 12/08/08 ..................................................                 11,000,000 THB        308,174
    4.80%, 4/09/10 ...................................................                212,000,000 THB      5,380,930
                                                                                                        ------------
                                                                                                          15,041,557
                                                                                                        ------------
  UKRAINE 3.7%
h Government of the Ukraine, 144A,
    7.65%, 6/11/13 ...................................................                 11,948,000         12,829,165
  b FRN, 8.235%, 8/05/09 .............................................                 11,660,000         12,549,075
                                                                                                        ------------
                                                                                                          25,378,240
                                                                                                        ------------
  VENEZUELA 8.5%
  Government of Venezuela,
    10.75%, 9/19/13 ..................................................                  6,175,000          7,795,937
    9.25%, 9/15/27 ...................................................                 39,484,000         50,727,069
                                                                                                        ------------
                                                                                                          58,523,006
                                                                                                        ------------
  VIETNAM 0.1%
b Government of Vietnam, FRN, 4.813%, 3/12/16 ........................                    997,043            991,551
                                                                                                        ------------

  TOTAL LONG TERM INVESTMENTS (COST $550,655,012).....................                                   626,758,065
                                                                                                        ------------

                                                                                     -----------------
                                                                                     SHARES/PRINCIPAL
                                                                                         AMOUNT g
                                                                                     -----------------
  SHORT TERM INVESTMENTS 8.5%
  FOREIGN GOVERMENT SECURITIES 4.0%
i Egypt Treasury Bills, 5/30/06 - 11/21/06 ...........................                 59,700,000 EGP     10,087,243
i Thailand Treasury Bills, 7/27/06 - 10/12/06 ........................                705,500,000 THB     17,612,734
                                                                                                        ------------
  TOTAL FOREIGN GOVERNMENT SECURITIES (COST 26,914,378)...............                                    27,699,977
                                                                                                        ------------
  TOTAL INVESTMENTS BEFORE MONEY MARKET FUND (COST 577,569,390).......                                   654,458,042
                                                                                                        ------------
  MONEY MARKET FUND (COST $31,317,688) 4.5%
j Franklin Institutional Fiduciary Trust Money Market Portfolio ......                 31,317,688         31,317,688
                                                                                                        ------------


12 | Semiannual Report

Templeton Emerging Markets Income Fund

--------------------------------------------------------------------------------------------------------------------
                                                                                                           VALUE
--------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS (COST $608,887,078) 99.3% ........................                                  $685,775,730
  OTHER ASSETS, LESS LIABILITIES 0.7% ................................                                     4,556,189
                                                                                                        ------------

  NET ASSETS 100.0% ..................................................                                  $690,331,919
                                                                                                        ============

CURRENCY ABBREVIATIONS

BRL - Brazilian Real
EGP - Egyptian Bund
EUR - Euro
IDR - Indonesian Rupiah
KRW - Korean Won
PEN - Peru Nuevo Sol
PLN - Polish Zloty
THB - Thailand Baht

SELECTED PORTFOLIO ABBREVIATIONS

FRN - Floating Rate Note


a The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

b The coupon rate shown represents the rate at period end.

c Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2006, the aggregate value of these securities was $73,203,127, representing 10.60% of net assets.

d Non-income producing.

e See Note 9 regarding restricted and illiquid securities.

f See Note 10 regarding other considerations.

g The principal amount is stated in U.S. dollars unless otherwise indicated.

h Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Fund's Board of Trustees. At February 28, 2006, the aggregate value of these securities was $25,378,240, representing 3.68% of net assets.

i The security is traded on a discount basis with no stated coupon rate.

j See Note 11 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 13

Templeton Emerging Markets Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..................................  $ 577,569,390
  Cost - Sweep Money Fund (Note 11) ............................     31,317,688
                                                                  -------------
  Total cost of investments ....................................  $ 608,887,078
                                                                  =============
  Value - Unaffiliated issuers .................................  $ 654,458,042
  Value - Sweep Money Fund (Note 11) ...........................     31,317,688
                                                                  -------------
  Total value of investments ...................................    685,775,730
 Receivables:
  Investment securities sold ...................................        177,866
  Dividends and interest .......................................     11,509,983
                                                                  -------------
      Total assets .............................................    697,463,579
                                                                  -------------
Liabilities:
 Payables:
  Deferred sales proceeds (Note 10) ............................      6,037,217
  Affiliates ...................................................        798,192
 Funds advanced by custodian ...................................        114,323
 Accrued expenses and other liabilities ........................        181,928
                                                                  -------------
      Total liabilities ........................................      7,131,660
                                                                  -------------
        Net assets, at value ...................................  $ 690,331,919
                                                                  =============
Net assets consist of:
 Paid-in capital ...............................................    663,085,576
 Distributions in excess of net investment income ..............     (6,799,539)
 Net unrealized appreciation (depreciation) ....................     76,833,372
 Accumulated net realized gain (loss) ..........................    (42,787,490)
                                                                  -------------
        Net assets, at value ...................................  $ 690,331,919
                                                                  =============
Shares outstanding .............................................     47,338,848
                                                                  =============
Net asset value per share ......................................  $       14.58
                                                                  =============


14 | See notes to financial statements. | Semiannual Report

Templeton Emerging Markets Income Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2006 (unaudited)

Investment income:
 Dividends - Sweep Money Fund  (Note 11)........................  $     380,888
 Interest.......................................................     24,365,709
                                                                  -------------
      Total investment income...................................     24,746,597
                                                                  -------------
Expenses:
 Management fees (Note 3a)......................................      2,740,289
 Administrative fees (Note 3b)..................................        489,753
 Transfer agent fees ...........................................        335,215
 Custodian fees (Note 4)........................................        260,505
 Reports to shareholders........................................         31,522
 Registration and filing fees...................................          1,138
 Professional fees..............................................         23,131
 Trustees' fees and expenses....................................         23,520
 Other..........................................................          2,444
      Total expenses............................................      3,907,517
                                                                  -------------
      Expense reductions (Note 4)...............................         (1,600)
                                                                  -------------
        Net expenses............................................      3,905,917
                                                                  -------------
          Net investment income.................................     20,840,680
                                                                  -------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
   Investments..................................................     11,966,223
   Foreign currency transactions................................       (105,097)
                                                                  -------------
        Net realized gain (loss)................................     11,861,126
                                                                  -------------
 Net change in unrealized appreciation (depreciation) on:
   Investments..................................................     28,952,115
   Translation of assets and liabilities denominated in foreign
    currencies..................................................        121,269
                                                                  -------------
        Net change in unrealized appreciation (depreciation)....     29,073,384
                                                                  -------------
Net realized and unrealized gain (loss).........................     40,934,510
                                                                  -------------
Net increase (decrease) in net assets resulting from operations.  $  61,775,190
                                                                  =============


                     Semiannual Report | See notes to financial statements. | 15

Templeton Emerging Markets Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            ----------------------------------
                                                                                            SIX MONTHS ENDED
                                                                                            FEBRUARY 28, 2006    YEAR ENDED
                                                                                               (UNAUDITED)     AUGUST 31, 2005
                                                                                            ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................  $   20,840,680     $    38,923,565
  Net realized gain (loss) from investments and foreign currency transactions ............      11,861,126           5,070,669
  Net change in unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ..............................      29,073,384          27,576,153
                                                                                            ----------------------------------
      Net increase (decrease) in net assets resulting from operations ....................      61,775,190          71,570,387
                                                                                            ----------------------------------
 Distributions to shareholders from net investment income ................................     (22,249,259)        (47,234,148)
                                                                                            ----------------------------------
 Capital share transactions: (Note 2) ....................................................              --           2,358,018
                                                                                            ----------------------------------
      Net increase (decrease) in net assets ..............................................      39,525,931          26,694,257
Net assets:

 Beginning of period .....................................................................     650,805,988         624,111,731
                                                                                            ----------------------------------
 End of period ...........................................................................  $  690,331,919     $   650,805,988
                                                                                            ==================================
Undistributed net investment income (distributions in excess of net investment income)
 included in net assets:

 End of period ...........................................................................  $   (6,799,539)    $    (5,390,960)
                                                                                            ==================================


16 | See notes to financial statements. | Semiannual Report

Templeton Emerging Markets Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the- counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                                                          Semiannual Report | 17

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


18 | Semiannual Report

Templeton Emerging Markets Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through February 28, 2006, the Fund had repurchased a total of 610,500 shares. During the period ended February 28, 2006, there were no shares repurchased.


                                                          Semiannual Report | 19

Templeton Emerging Markets Income Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

At February 28, 2006, there were an unlimited number of shares authorized (without par value). During the period ended February 28, 2006, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the year ended August 31, 2005, 173,815 shares were issued for $2,358,018 from reinvested distributions.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                        Investment manager
Franklin Templeton Services, LLC (FT Services)            Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE            NET ASSETS
--------------------------------------------------------------------------------
      0.850%                   Up to and including $1 billion
      0.830%                   Over $1 billion, up to and including $5 billion
      0.810%                   Over $5 billion, up to and including $10 billion
      0.790%                   Over $10 billion, up to and including $15 billion
      0.770%                   Over $15 billion, up to and including $20 billion
      0.750%                   In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year of the average daily net assets of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2006, the custodian fees were reduced as noted in the Statement of Operations.


20 | Semiannual Report

Templeton Emerging Markets Income Fund

5. INCOME TAXES

At August 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At August 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2009 .......................................................       $  3,971,246
2010 .......................................................         22,453,289
2011 .......................................................         24,484,014
                                                                   ------------
                                                                   $ 50,908,549
                                                                   ============

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2005, the Fund deferred realized capital losses of $7,240,103.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and defaulted securities.

At February 28, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ........................................       $611,064,903
                                                                   ============
Unrealized appreciation ....................................       $ 78,007,016
Unrealized depreciation ....................................         (3,296,189)
                                                                   ------------
Net unrealized appreciation (depreciation) .................       $ 74,710,827
                                                                   ============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2006, aggregated $31,449,387 and $71,848,343, respectively.

7. CREDIT RISK

The Fund has 72.41% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


                                                          Semiannual Report | 21

Templeton Emerging Markets Income Fund

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED AND ILLIQUID SECURITIES

At February 28, 2006, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At February 28, 2006, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

--------------------------------------------------------------------------------------------------------------
                                                                 ACQUISITION
PRINCIPAL AMOUNT   ISSUER                                           DATE            COST              VALUE
--------------------------------------------------------------------------------------------------------------
   3,155,909       PT Indah Kiat Finance Mauritius Ltd.,
                    FRN, 4.19%, 4/29/15 ......................     4/29/05       $1,208,050         $1,171,789
   8,284,051       PT Indah Kiat Finance Mauritius Ltd.,
                    FRN, 4.19%, 4/29/18 ......................     4/29/05        3,171,052          3,075,868
   5,370,423       PT Indah Kiat Finance Mauritius Ltd.,
                    zero cpn., 4/29/25 .......................     4/29/05        2,055,744          1,994,038
   1,184,694       Tjiwi Kimia Finance Mauritius, secured
                    note, 144A, FRN, 4.19%, 4/29/15 ..........     4/29/05          361,095            350,314
   3,049,247       Tjiwi Kimia Finance Mauritius, secured
                    note, 144A, FRN, 4.19%, 4/29/18 ..........     4/29/05          929,410            901,662
   3,927,195       Tjiwi Kimia Finance Mauritius, secured
                    note, 144A, zero cpn., 4/29/25 ...........     4/29/05        1,197,009          1,161,272
                                                                                                    ----------
                     TOTAL RESTRICTED AND ILLIQUID SECURITIES (1.25% OF NET ASSETS) ............    $8,654,943
                                                                                                    ==========

10. OTHER CONSIDERATIONS

Subject to certain terms and conditions, the Fund has agreed to sell its holdings in PT Indah Kiat Finance Mauritius Ltd. and Tjiwi Kimia International Finance in November 2006. Until the completion of the sale, the transaction is being accounted for as a secured borrowing with a pledge of collateral and any preliminary sales proceeds or other interest and cash distributions received are deferred until the completion of the transaction and are recorded as part of the net sales proceeds.


22 | Semiannual Report

Templeton Emerging Markets Income Fund

11. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

12. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Fund did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


                                                          Semiannual Report | 23

Templeton Emerging Markets Income Fund

12. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


24 | Semiannual Report

Templeton Emerging Markets Income Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 24, 2006

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 24, 2006. The purpose of the meeting was to elect three Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Gordon S. Macklin, David W. Niemiec and Larry D. Thompson.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of three 3 Trustees:

----------------------------------------------------------------------------------------------------
                                                           % OF                               % OF
                                                          SHARES                             SHARES
                                              % OF       PRESENT                  % OF       PRESENT
                                          OUTSTANDING      AND                 OUTSTANDING     AND
  TERM EXPIRING 2009             FOR         SHARES       VOTING    WITHHELD     SHARES      VOTING
----------------------------------------------------------------------------------------------------
Gordon S. Macklin .........   42,913,910     90.65%       97.92%     909,561      1.92%       2.08%
David W. Niemiec ..........   43,089,828     91.02%       98.33%     733,643      1.55%       1.67%
Larry D. Thompson .........   43,081,592     91.01%       98.31%     741,879      1.57%       1.69%

* Harris J. Ashton, Harmon E. Burns, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday, Charles B. Johnson, Frank A. Olson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                                                          Semiannual Report | 25

Templeton Emerging Markets Income Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Investor Services (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention:
Templeton Emerging Markets Income Fund. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fees for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.


26 | Semiannual Report

Templeton Emerging Markets Income Fund

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds, less a service charge of $15.00 and less trading fees, to the participant.


                                                          Semiannual Report | 27

Templeton Emerging Markets Income Fund

TRANSFER AGENT

Mellon Investor Services LLC
480 Washington Boulevard
Jersey City, NJ 07310
1-800-416-5585
www.melloninvestor.com

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund are traded on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect(R). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at

1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Emerging Markets Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


28 | Semiannual Report

Templeton Emerging Markets Income Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2005. Additionally, the Fund expects to file, on or about April 30, 2006, such certifications with its Form N-CSRS for the six months ended February 28, 2006.


                                                          Semiannual Report | 29

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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/05                                          Not part of the semiannual report

     [LOGO](R)                        100 Fountain Parkway
FRANKLIN TEMPLETON                    P.O. Box 33030
   INVESTMENTS                        St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT

TEMPLETON EMERGING MARKETS
INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/680-6578 www.melloninvestor.com

FUND INFORMATION

1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTEI S2006 04/06








ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.         N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Frank
A. Olson and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Limited in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A

ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS INCOME FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date   April 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date   April 24, 2006


By /s/GALEN G. VETTER
Chief Financial Officer
Date   April 24, 2006